Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE MIDDLE DISTRICT OF NORTH CAROLINA
WINSTON-SALEM DIVISION

IN RE:	)
)
FRISBY TECHNOLOGIES, INC.,	)	CASE NO. B-03-50158C-11W
)
)
Debtor.	)

SIXTH MONTHLY REPORT OF DEBTOR-IN-POSSESSION
JUNE 1, 2003 THROUGH JUNE 30, 2003

     NOW COMES Frisby Technologies, Inc., by and through counsel, in compliance with General Procedures established by the United States Bankruptcy Code for the Middle District of North Carolina for Chapter 11 cases, and respectfully submits the following Report of Activities and Summary of Financial Transactions regarding the property and affairs of the Debtor-In-Possession for the period June 1, 2003 through June 30, 2003.

I. REPORT OF ACTIVITIES

     1.     On January 16, 2003, Frisby Technologies, Inc. (“Debtor”) filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the Middle District of North Carolina.

     2.     Frisby Technologies, Inc. was founded in 1989 for the purpose of engaging in the development and commercialization of branded thermal management products for use in a broad range of consumer and industrial products. The Company has developed products which utilize licensed patents and proprietary Micro-Encapsulated Phase Change Material technology to enhance thermal characteristics. These characteristics provide temperature balancing benefits to the end product. The Company’s products are primarily known as “Thermasorb®” and “Comfortemp” and are available for use in a variety of consumer and industrial products

     3.     On June 3, 2003, the Court entered an Order Granting Motion for Relief from Stay to pursue litigation pending in District Court for the District of Colorado by Outlast Technologies. Inc.

     4.     On June 3, 2003, Outlast Technologies filed an Objection to the Debtor’s Motion for an auction in order to solicit bids to sell certain assets to Carl Freudenberg KG or highest bidder, to approve procedure for submission of competing offers, approve breakup fee provisions, to approve forma and manner of notice of auction procedures and sale hearing, and to reject certain executory contracts.

     5.     On June 6, 2003, the Court entered an Order Temporarily Granting Debtor’s Motion for an auction in order to solicit bids to sell certain assets to Carl Freudenberg KG or highest bidder, to approve procedure for submission of competing offers, approve breakup fee provisions, to approve forma and manner of notice of auction procedures and sale hearing, and to reject certain executory contracts.

     6.     On June 12, 2003, the Debtor filed its Brief in Support of Motion to reject certain executory contracts.

     7.     On June 12, 2003, Schoeller Textil AG filed its Brief in Support of Response to Debtor’s Motion to reject certain executory contracts.

     8.     On June 18, 2003, Charles M. Ivey, III and the firm of Ivey, McClellan, Gatton & Talcott filed an Application for Fees and Expenses in the amount of $47,191.50 in fees, and $6,992.17 in expenses.

     9.     On June 19, 2003, the Court Entered an Order Approving Debtor’s Motion for an auction in order to solicit bids to sell certain assets to Carl Freudenberg KG or highest bidder, to approve procedure for submission of competing offers, approve breakup fee provisions, to approve forma and manner of notice of auction procedures and sale hearing, and to reject certain executory contracts.

     10.     On June 25, 2003, the Debtor filed a Motion to Extend Time to file fifth Monthly Report through July 1, 2003.

     11.     On June 30, 2003, the Court Entered an Order Granting Motion to Extend Time to File Fifth Monthly Report.

     12.     On June 30, 2003, the Court Entered an Order Granting the Debtor’s Motion to Extend the Exclusive Period to File a Plan and Disclosure Statement up through August 7, 2003.

     13.     Currently Mark Gillis, Chief Restructuring Officer, is negotiating with several parties, subject to confidentiality agreements, concerning the purchase of some or all of the Debtor’s assets.

II. SUMMARY OF OPERATIONS

     Statement of Cash Receipts and Disbursements During June 1, 2003 through June 30, 2003, the cash receipts and disbursements of the Debtor-in-Possession were as detailed on the attached Exhibit “A”.

     THIS the 25th day of July, 2003.

/s/ Dirk W. Siegmund DIRK W. SIEGMUND Attorney for Debtor North Carolina State Bar No. 20796

OF COUNSEL:

IVEY, MCCLELLAN, GATTON & TALCOTT
Post Office Box 3324
Greensboro, North Carolina 27402
Telephone: (336) 274-4658

FRISBY TECHNOLOGIES, INC	CASE NUMBER: 03-50158 C-11

Part A:

SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS

			Amount	Amount

1.	Cash balance from previous month’s report (1)			$335,121

2.	Total cash receipts			147,732
3.	Cash disbursements:

	Bank Name	Account No.	Disbursements

	Bank of America DIP	375 551 6875	$349,149
	Total cash disbursements			349,149

4.	Monthly cash surplus/(deficit) [Item 2 minus item 3 total]			(201,417)

5.	Ending cash balance (1) [Item 1 plus item 4]			$133,704

(1)	excludes petty cash

A.	Remember to list every account, including payroll, tax, operating, savings, or any other account from which disbursements are made.

B.	You must include the total disbursements from each and every account.

C.	You must include either a detailed listing showing date, payee (or source), reference number, account classification, and amount of every receipt and disbursement as an attachment to this report. In lieu of the detailed listing it is permissible to attach a report that summarizes by account every receipt or disbursement. Any such report must contain sufficient detail that the average businessperson can easily ascertain the nature and amount of the receipt or disbursement. When a report is filed without this information it will be deemed incomplete and considered to not have been filed until this report is complete.

D.	Attach copies of all Bank Statements and a copy of the Bank Reconciliation.

Part B:

SUMMARY OF BANK ACCOUNT INFORMATION

Bank Name	Account No.	Nature of Account	Amount*

Bank of America	375 551 6875	DIP Account	$133,704

		Total bank balance	$133,704

*	This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. For accounts such as certificates of deposit, this amount should be the value of the account at the end of the period. If the bank balance does not agree with the ending cash balance, in Part A above, please explain the difference.

Part C:

SUMMARY OF DEBT INCURRED SINCE PETITION WAS FILED

List here all debts, of whatever, nature, incurred since the filing of the petition that were not paid as of the end of the period covered by this report. Do not include amounts owed prior to the filing of the petition. The list should include trade payables, accrued salaries, accrued expenses, accrued taxes, accrued interest, additional borrowing, and any other debt that has not been paid. Attach an additional sheet if necessary. If no post-petition debts have been incurred, or if all post petition debts are current indicate this by writing “none” in the space below.

Date debt incurred	Description of debt	Amount

See attached
	Total amount of post-petition debts remaining unpaid	$144,643

Part D:

CERTIFICATIONS

1.	Yes		All post-petition taxes are currently paid or deposited. (Attach receipts evidencing payment of taxes/deposit of funds for tax payments.)
2.	Yes		Adequate insurance is currently paid and in force.
3.	Yes		New financial books and records were opened as of the petition date. They are being maintained monthly and are current.
4.	Yes		New DIP bank accounts were opened at an approved depository and are reconciled.
5.	Yes		All administrative expenses [post-petition obligations] other than taxes are current.
6.		No	Pre-petition debts [obligations due on or before the filing of the case] have not been paid since the filing of this chapter case.
7.	Yes		The only transfers of property made during this period were transfers which were in the ordinary course of business.
8.	Yes		Estate funds which are on deposit in banking institutions are fully covered by FDIC or FSLIC insurance of $100,000.00.
9.	Yes		A copy of all the corresponding bank statements are attached.

If the answer to any of the above statements is no, please explain in the space provided below. If additional space is needed, please attach to the monthly report as many additional sheets as are necessary to fully explain.

#6. Pre-petition payroll and related taxes; general insurance paid after filing.

Part E:

PROFESSIONAL FEES

     List below the fees and expenses for all professionals paid by, or to be paid by, the bankruptcy estate:

Name	Period	Amount	Amount	Amount
		Requested	Allowed	Paid

ABTV	1/13 – 6/30	179,809	179,809	168,665
Ivey, McClellan, Gatton & Talcott *	1/17 – 6/30	146,501	146,501	146,501

*     Note that these funds have been paid to Ivey, McClellan, Gatton & Talcott’s trust account and will remain there until such time as fee applications for professionals have been approved by order of the bankruptcy court.

Part F:

STATUS OF PLAN AND DISCLOSURE STATEMENT

     Describe the progress that the debtor has made towards formulating and preparing the disclosure statement and plan of reorganization, including describing specifically what preparations are being undertaken to file those documents and what steps or action must be taken before a plan and disclosure statement can be filed. In addition, the debtor shall specify a date when the plan and disclosure statement will be filed. If the plan and disclosure statement were not filed within 120 days of the filing of the petition, explain why the plan and disclosure statement have not been filed and what remains to be done before a plan and disclosure statement can be filed.

On June 19th, the Debtor consummated the sale of a significant part of its remaining assets to Carl Freudenberg, KG (“Freudenberg”) for $1,250,000 and a waiver of any claims against the estate by Freudenberg. The sold assets included the Debtor’s rights in a patent application, certain trademarks and equipment. The Debtor also filed for an extension to its exclusivity period that was granted allowing the Debtor the exclusive right to file a plan and disclosure statement through the middle of August, 2003. The Debtor continues to pursue capital to finance a reorganization of the company or, in the alternative, a sale of the Debtor’s remaining assets.

Part G:

ACCRUAL BASIS INCOME/(LOSS) FOR THE MONTH*

		Amount

1.	Net sales	172,260
2.	Cost of goods sold	112,616

3.	Gross margin (Item 1 minus 2)	59,644
4.	Sales, general, & administrative expenses (**)	(1,172,548)

5.	Net income (loss) (Item 3 minus 4)	1,232,192

*	If a detailed income statement is available, please attach it to the monthly report.

*	Includes Gain on Sale of Assets of $1,306,334.

SUMMARY OF ACCOUNTS RECEIVABLE

		Amount

1.	Beginning balance – 6/1/03	405,501
2.	Sales on account	172,260
3.	Collections and adjustments on account	(146,329)

4.	Ending balance (Item 1 plus item 3)	431,432

STATUS OF COLLECTIONS

Amount

Current to 30 days	172,322
31 to 60 days	206
61 to 90 days	886
91 to 120 days	(93)
121 days and older	258,111

TOTAL:	431,432

SUMMARY OF INVENTORY

		Amount

1.	Beginning balance	345,473
2.	Ending balance	296,750

3.	Net change in inventory (Item 1 minus item 2)	(48,723)

Part H:

QUARTERLY ACCRUAL BASIS BALANCE SHEET

     Part H must be completed on at least a quarterly basis and filed with the reports for March, June, September and December of each year, unless waived by the Bankruptcy Administrator. With the prior approval of the Bankruptcy Administrator, an “in-house” accrual balance sheet may be substituted for the format below.

     See attached. The attached balance sheet and other financial information contained in this report have not been audited or reviewed by independent accountants and may be subject to further reconciliation and adjustment.

I declare under penalty of perjury that the information contained in this Monthly Report for the month of June, 2003 is true and correct to the best of my knowledge and belief.

     This the 25th day of July, 2003.

FRISBY TECHNOLOGIES, INC.

/s/ Mark D. Gillis Mark D. Gillis, Chief Restructuring Officer

     Pursuant to and in accordance with Bankruptcy Rule 9011, I certify that the information contained in this Monthly Report is true and correct to the best of my knowledge and belief.

     This the 25th day of July, 2003.

/s/ Dirk W. Siegmund Dirk W. Siegmund, Esq. Attorney for Debtor

FRISBY TECHNOLOGIES, INC.

Receipts and Disbursements — June 1 – June 30, 2003

Cash Balance - beginning of period	$335,121
Receipts
DIP Revolver	—
Collection on A/R	146,757
Proceeds from Asset Sales/Other	975

Total Receipts	147,732

Disbursements
Raw Material Disbursements	43,607
Freight/Fed Ex/UPS	949
Total Gross Payroll – Includes All Taxes	26,975
401-K Funding (EE withholdings)	1,417
Sales Commissions & Travel	—
Insurance — Medical, General & Auto	3,562
Factory/Facilities Expenses (Leases)	2,280
Utilities/Telephone	1,948
Travel & Expense Reimbursements	—
Professional Fees and Expenses	9,721
ABTV Fees	46,667
Interest/Debt Payments and Fees	201,833
Miscellaneous Expenses/Deposits	10,191

Total Disbursements	349,149

Cash Flow from Operations	(201,417)

Cash Balance — end of period	$133,704

UNAUDITED

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User: aggie

FRISBY TECHNOLOGIES INC.
G/L JOURNAL LISTING
Fiscal Period: 2003/6 Ending: 06/30/03

Page: 1
Date: 07/14/03
Time: 1:18 pm

Journal	Date	Period	Account	Account Description	Transaction Description	Debit	Credit
CD-1019	06/02/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:6022003 Samad Holding AG	0.00	1,833.36
			01-2031-00	Accts Payable - Post Petition	Ck:6022003 Samad Holding AG	1,833.36	0.00
					Journal Entry Total:	1,833.36	1,833.36
CD-1089	06/05/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:5122003 Freudenberg Vliesst	0.00 (B)	2,844.00
			01-2031-00	Accts Payable - Post Petition	Ck:5122003 Freudenberg Vliesst	2,844.00	0.00
					Journal Entry Total:	2,844.00	2,844.00
CD-1090	06/05/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1164 ADP, INC	0.00	61.20
			01-2031-00	Accts Payable - Post Petition	Ck:1164 ADP, INC	61.20	0.00
					Journal Entry Total:	61.20	61.20
CD-1091	06/05/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1165 AMERICAN STOCK TRANSFE	0.00	750.00
			01-2031-00	Accts Payable - Post Petition	Ck:1165 AMERICAN STOCK TRANSFE	750.00	0.00
					Journal Entry Total:	750.00	750.00
CD-1092	06/05/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1166 Anderson Bauman Tourte	0.00	12,508.28
			01-2031-00	Accts Payable - Post Petition	Ck:1166 Anderson Bauman Tourte	8,136.28	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1166 Anderson Bauman Tourte	4,372.00	0.00
					Journal Entry Total:	12,508.28	12,508.28
CD-1093	06/05/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1167 BELLSOUTH	0.00	95.58
			01-2031-00	Accts Payable - Post Petition	Ck:1167 BELLSOUTH	95.58	0.00
					Journal Entry Total:	95.58	95.58
CD-1094	06/05/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1168 E. M. HWANG & PARTNERS	0.00	124.00
			01-2031-00	Accts Payable - Post Petition	Ck:1168 E. M. HWANG & PARTNERS	124.00	0.00
					Journal Entry Total:	124.00	124.00
CD-1095	06/05/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1169 Ivey,McClellan,Gatton	0.00	2,000.00
			01-2031-00	Accts Payable - Post Petition	Ck:1169 Ivey,McClellan,Gatton	2,000.00	0.00
					Journal Entry Total:	2,000.00	2,000.00
CD-1096	06/05/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1170 Jonder Industries LTD	0.00 (A)	342.88
			01-2031-00	Accts Payable - Post Petition	Ck:1170 Jonder Industries LTD	342.88	0.00
				VOIDED - CD 1105	Journal Entry Total:	342.88	342.88
CD-1097	06/05/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1171 Microtek Laboratories	0.00	3,000.00
			01-2031-00	Accts Payable - Post Petition	Ck:1171 Microtek Laboratories	3,000.00	0.00
					Journal Entry Total:	3,000.00	3,000.00
CD-1098	06/05/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1172 Ohio Child Support Pay	0.00	254.80
			01-2031-00	Accts Payable - Post Petition	Ck:1172 Ohio Child Support Pay	127.40	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1172 Ohio Child Support Pay	127.40	0.00
					Journal Entry Total:	254.80	254.80
CD-1099	06/05/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1173 Ruggiero, John	0.00	105.90
			01-2031-00	Accts Payable - Post Petition	Ck:1173 Ruggiero, John	52.95	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1173 Ruggiero, John	52.95	0.00
					Journal Entry Total:	105.90	105.90
CD-1100	06/05/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1174 SALEM BUSINESS PARK, L	0.00	1,953.13
			01-2031-00	Accts Payable - Post Petition	Ck:1174 SALEM BUSINESS PARK, L	1,953.13	0.00
					Journal Entry Total:	1,953.13	1,953.13
CD-1101	06/05/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1175 Taylor Maid	0.00	100.00
			01-2031-00	Accts Payable - Post Petition	Ck:1175 Taylor Maid	100.00	0.00
					Journal Entry Total:	100.00	100.00
CD-1102	06/05/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1176 UNITED PARCEL SERVICE	0.00	5.83
			01-2031-00	Accts Payable - Post Petition	Ck:1176 UNITED PARCEL SERVICE	5.83	0.00
					Journal Entry Total:	5.83	5.83
CD-1103	06/05/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1177 WALL PRINTING	0.00	1,945.73
			01-2031-00	Accts Payable - Post Petition	Ck:1177 WALL PRINTING	1,945.73	0.00
					Journal Entry Total:	1,945.73	1,945.73
CD-1104	06/05/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1178 WASTE MANAGEMENT	0.00	81.43
			01-2031-00	Accts Payable - Post Petition	Ck:1178 WASTE MANAGEMENT	81.43	0.00
					Journal Entry Total:	81.43	81.43

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FRISBY TECHNOLOGIES INC.
G/L JOURNAL LISTING
Fiscal Period: 2003/6 Ending: 06/30/03

Page: 2
Date: 07/14/03
Time: 1:18 pm

Journal	Date	Period	Account	Account Description	Transaction Description	Debit	Credit
CD-1105	06/05/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1170 Jomder Industries LTD	342.88	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1170 Jomder Industries LTD	0.00 (A)	342.88
				VOID OF CD-1096	Journal Entry Total:	342.88	342.88
CD-1107	06/05/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1179 Overnite	0.00	70.91
			01-2031-00	Accts Payable - Post Petition	Ck:1179 Overnite	70.91	0.00
					Journal Entry Total:	70.91	70.91
CD-1112	06/09/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:6092003 Jomder Industries L	0.00	342.88
			01-2031-00	Accts Payable - Post Petition	Ck:6092003 Jomder Industries L	342.88	0.00
					Journal Entry Total:	342.88	342.88
CD-1127	06/10/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1180 Secretary of State Nor	0.00	20.00
			01-2031-00	Accts Payable - Post Petition	Ck:1180 Secretary of State Nor	20.00	0.00
					Journal Entry Total:	20.00	20.00
CD-1135	06/11/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1181 Overnite	0.00	300.39
			01-2031-00	Accts Payable - Post Petition	Ck:1181 Overnite	300.39	0.00
					Journal Entry Total:	300.39	300.39
CD-1136	06/11/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1182 Action Auctions	0.00	1,597.33
			01-2031-00	Accts Payable - Post Petition	Ck:1182 Action Auctions	1,597.33	0.00
					Journal Entry Total:	1,597.33	1,597.33
CD-1137	06/11/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1183 Anderson Bauman Tourte	0.00	10,844.00
			01-2031-00	Accts Payable - Post Petition	Ck:1183 Anderson Bauman Tourte	3,200.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1183 Anderson Bauman Tourte	7,644.00	0.00
					Journal Entry Total:	10,844.00	10,844.00
CD-1138	06/11/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1184 FOAM PRODUCTS CORP.	0.00	33,496.84
			01-2031-00	Accts Payable - Post Petition	Ck:1184 FOAM PRODUCTS CORP.	33,496.84	0.00
					Journal Entry Total:	33,496.84	33,496.84
CD-1139	06/11/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1185 Ivey,McClellan,Gatton	0.00	2,000.00
			01-2031-00	Accts Payable - Post Petition	Ck:1185 Ivey,McClellan,Gatton	2,000.00	0.00
					Journal Entry Total:	2,000.00	2,000.00
CD-1140	06/11/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1186 NCACPA	0.00	175.00
			01-2031-00	Accts Payable - Post Petition	Ck:1186 NCACPA	175.00	0.00
					Journal Entry Total:	175.00	175.00
CD-1141	06/11/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1187 State Board Of CPA Exa	0.00	50.00
			01-2031-00	Accts Payable - Post Petition	Ck:1187 State Board Of CPA Exa	50.00	0.00
					Journal Entry Total:	50.00	50.00
CD-1142	06/11/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1188 TEXTILES LEON S.A. DE	0.00	1,269.38
			01-2031-00	Accts Payable - Post Petition	Ck:1188 TEXTILES LEON S.A. DE	1,269.38	0.00
					Journal Entry Total:	1,269.38	1,269.38
CD-1143	06/11/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1189 TWIN CITY WAREHOUSES,I	0.00	326.85
			01-2031-00	Accts Payable - Post Petition	Ck:1189 TWIN CITY WAREHOUSES,I	10.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1189 TWIN CITY WAREHOUSES,I	316.85	0.00
					Journal Entry Total:	326.85	326.85
CD-1167	06/17/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:6172003 CPI QUALIFIED PLAN	0.00	1,416.96
			01-2031-00	Accts Payable - Post Petition	Ck:6172003 CPI QUALIFIED PLAN	1,416.96	0.00
					Journal Entry Total:	1,416.96	1,416.96
CD-1176	06/18/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1190 Balazs, David	0.00	3,600.00
			01-2031-00	Accts Payable - Post Petition	Ck:1190 Balazs, David	3,600.00	0.00
					Journal Entry Total:	3,600.00	3,600.00
CD-1180	06/18/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1191 USPS	0.00	30.00
			01-2031-00	Accts Payable - Post Petition	Ck:1191 USPS	30.00	0.00
					Journal Entry Total:	30.00	30.00
CD-1184	06/19/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1192 ADP, INC	0.00	93.26
			01-2031-00	Accts Payable - Post Petition	Ck:1192 ADP, INC CM	0.00 (A)	11.10
			01-2031-00	Accts Payable - Post Petition	Ck:1192 ADP, INC	104.36	0.00
					Journal Entry Total:	104.36	104.36

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Owner: aggie

FRISBY TECHNOLOGIES INC.
G/L JOURNAL LISTING
Fiscal Period: 2003/6 Ending: 06/30/03

Page: 3
Date: 07/14/03
Time: 1:10 pm

Journal	Date	Period	Account	Account Description	Transaction Description	Debit	Credit
CD-1185	06/19/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1193 AETNA U.S. HEALTHCARE	0.00	3,229.91
			01-2031-00	Accts Payable - Post Petition	Ck:1193 AETNA U.S. HEALTHCARE	3,229.91	0.00
					Journal Entry Total:	3,229.91	3,229.91
CD-1186	06/19/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1194 AETNA U.S. HEALTHCARE	0.00	366.01
			01-2031-00	Accts Payable - Post Petition	Ck:1194 AETNA U.S. HEALTHCARE	366.01	0.00
					Journal Entry Total:	366.01	366.01
CD-1187	06/19/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1195 Anderson Bauman Tourte	0.00	11,644.00
			01-2031-00	Accts Payable - Post Petition	Ck:1195 Anderson Bauman Tourte	7,644.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1195 Anderson Bauman Tourte	4,000.00	0.00
					Journal Entry Total:	11,644.00	11,644.00
CD-1188	06/19/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1196 BB&T Blue Ridge Burke	0.00	1,863.00
			01-2031-00	Accts Payable - Post Petition	Ck:1196 BB&T Blue Ridge Burke	351.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1196 BB&T Blue Ridge Burke	3,016.00	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1196 BB&T Blue Ridge Burke CM	0.00 (A)	1,504.00
					Journal Entry Total:	3,367.00	3,367.00
CD-1189	06/19/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1197 CITY OF WINSTON-SALEM	0.00	71.66
			01-2031-00	Accts Payable - Post Petition	Ck:1197 CITY OF WINSTON-SALEM	71.66	0.00
					Journal Entry Total:	71.66	71.66
CD-1190	06/19/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1198 Duke Power	0.00	503.81
			01-2031-00	Accts Payable - Post Petition	Ck:1198 Duke Power	503.81	0.00
					Journal Entry Total:	503.81	503.81
CD-1191	06/19/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1199 GE FINANCIAL ASSURANCE	0.00	258.88
			01-2031-00	Accts Payable - Post Petition	Ck:1199 GE FINANCIAL ASSURANCE	258.88	0.00
					Journal Entry Total:	258.88	258.88
CD-1192	06/19/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1200 Ivey,McClellan,Gatton	0.00	2,000.00
			01-2031-00	Accts Payable - Post Petition	Ck:1200 Ivey,McClellan,Gatton	2,000.00	0.00
					Journal Entry Total:	2,000.00	2,000.00
CD-1193	06/19/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1201 MCI	0.00	41.26
			01-2031-00	Accts Payable - Post Petition	Ck:1201 MCI CM	0.00 (A)	70.00
			01-2031-00	Accts Payable - Post Petition	Ck:1201 MCI	111.26	0.00
					Journal Entry Total:	111.26	111.26
CD-1194	06/19/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1202 Mintz Contract Cleanin	0.00	75.00
			01-2031-00	Accts Payable - Post Petition	Ck:1202 Mintz Contract Cleanin	75.00	0.00
					Journal Entry Total:	75.00	75.00
CD-1195	06/19/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1203 Morris, Herbert	0.00	114.00
			01-2031-00	Accts Payable - Post Petition	Ck:1203 Morris, Herbert	114.00	0.00
					Journal Entry Total:	114.00	114.00
CD-1196	06/19/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1204 Ohio Child Support Pay	0.00	254.80
			01-2031-00	Accts Payable - Post Petition	Ck:1204 Ohio Child Support Pay	127.40	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1204 Ohio Child Support Pay	127.40	0.00
					Journal Entry Total:	254.80	254.80
CD-1197	06/19/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1205 Ruggiero, John	0.00	52.86
			01-2031-00	Accts Payable - Post Petition	Ck:1205 Ruggiero, John	52.86	0.00
					Journal Entry Total:	52.86	52.86
CD-1198	06/19/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1206 SIMPSON, JERAN	0.00	28.80
			01-2031-00	Accts Payable - Post Petition	Ck:1206 SIMPSON, JERAN	28.80	0.00
					Journal Entry Total:	28.80	28.80
CD-1207	06/26/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1207 ADP, INC	0.00	73.50
			01-2031-00	Accts Payable - Post Petition	Ck:1207 ADP, INC	62.50	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1207 ADP, INC	11.00	0.00
					Journal Entry Total:	73.50	73.50
CD-1208	06/26/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1208 Anderson Bauman Tourte	0.00	11,670.60
			01-2031-00	Accts Payable - Post Petition	Ck:1208 Anderson Bauman Tourte	4,026.60	0.00
			01-2031-00	Accts Payable - Post Petition	Ck:1208 Anderson Bauman Tourte	7,644.00	0.00
					Journal Entry Total:	11,670.60	11,670.60
CD-1209	06/26/03	2003/6	01-1035-00	Cash - B of A - DIP	Ck:1209 ATCOM BUSINESS TELEPHO	0.00	610.00

FRISBY TECHNOLOGIES, INC.

Summary of Debt Incurred Since Petition was Filed

Date
Incurred	Description of debt	Amount

various	Trade Payables – Post Petition – see attached	$70,176.59

various	Interest on Pre Petition Debt — from 1/17 to 1/31/03 from 2/1 – 2/28/03 from 3/1 –3/31/03 from 4/1 – 4/30/03 from 5/1 – 5/31/03 from 6/1 – 6/30/03	5,966.88 11,138.16 12,331.53 11,933.74 12,331.53 11,933.74

	Total	65,635.58

	D-I-P Financing	$50,000.00
	D-I-P Financing	50,000.00
	D-I-P Financing	50,000.00
	D-I-P Financing	50,000.00
	Payoff – June 2, 2003	(200,000.00)

	Total D-I-P Financing	$—

	Accrued Payroll	$8,830.91

	Total Post Petition Debts Remaining Unpaid	$144,643.08

Prog: APR60
User: eggie

FRISBY TECHNOLOGIES INC.
Aged Payables Report
Aged as of: 06/30/03(By Due Date)

Page:
Date: 07/11/
Time: 3:32

Invoice	Date	Due Date	Vendor Total	Future	Current	Over 30	Over 60	Over 90	Over 120	
Vendor: ABTV Anderson Bauman Tourtellot Vos										
3780	06/20/03	06/20/03			7,615.20					PROF. FEES
3781	06/27/03	06/27/03			3,528.80					
Vendor Total:			11,144.00	.00	11,144.00	.00	.00	.00	.00	
Vendor: AETNAUS AETNA U.S. HEALTHCARE										
07012003	06/13/03	07/13/03		3,229.91						MED. INS.
Vendor Total:			3,229.91	3,229.91	.00	.00	.00	.00	.00	
Vendor: AETNAUS2 AETNA U.S. HEALTHCARE										
07012003	06/13/03	07/13/03		366.01						MED. INS.
Vendor Total:			366.01	366.01	.00	.00	.00	.00	.00	
Vendor: AICPA AMERICAN INSTITUTE OF CERTIFIE										
8103-73104	06/02/03	08/01/03		250.00						LICENSES
Vendor Total:			250.00	250.00	.00	.00	.00	.00	.00	
Vendor: AMERTRAN AMERICAN STOCK TRANSFER AND TR										
291408	06/01/03	07/01/03		750.00						TRANFER AGENT
Vendor Total:			750.00	750.00	.00	.00	.00	.00	.00	
Vendor: BalazsD Balazs, David										
06192003	06/19/03	06/19/03			80.65					FREIGHT
Vendor Total:			80.65	.00	80.65	.00	.00	.00	.00	
Vendor: Blue BB&T Blue Ridge Surka 5669										
1276988	06/30/03	06/30/03		450.00						INS.
Vendor Total:			450.00	450.00	.00	.00	.00	.00	.00	
Vendor: Bodner&O Bodner & O'Rourke, LLP										
3357	05/30/03	05/30/03				975.00				PROF FEES - TRADEMARKS
3403	06/30/03	06/30/03		796.20						
Vendor Total:			1,771.20	796.20	.00	975.00	.00	.00	.00	
Vendor: Bowne Bowne										
1-03060171	06/25/03	07/25/03		695.00						FIN'L. PRINTING
Vendor Total:			695.00	695.00	.00	.00	.00	.00	.00	
Vendor: BROWNING BROWNING, MICHAEL										
06192003	06/19/03	06/19/03			959.95					FIXED ASSETS

Prog: APR40
User: aggie

FRISBY TECHNOLOGIES INC.
Aged Payables Report
Aged as of: 06/30/03(By Due Date)

Page: 2
Date: 07/11/03
Time: 3:12 pm

Invoice	Date	Due Date	Future	Current	Over 30	Over 60	Over 90	Over 120	Note
Vendor Total:		959.95	.00	959.95	.00	.00	.00	.00	
Vendor: CITY	CITY OF WINSTON-SALEM								
03012003	03/01/03	03/31/03					2,500.00		LIC. FEE
Vendor Total:		2,500.00	.00	.00	.00	.00	2,500.00	.00	
Vendor: EMHwang	E. M. HWANG & PARTNERS								
35178	05/30/03	06/29/03		136.00					PROF FEES - TRADEMARKS
35179	05/30/03	06/29/03		118.00					
Vendor Total:		254.00	.00	254.00	.00	.00	.00	.00	
Vendor: FISH	FISH & RICHARDSON								
241167	05/30/03	05/30/03			1,625.87				PROF FEES - PATENTS
243929	05/31/03	05/31/03		2,804.50					
Vendor Total:		4,430.37	.00	2,804.50	1,625.87	.00	.00	.00	
Vendor: FVEG	Freudenberg Vliesstoffe KG								RAW MAT'L
9666975	02/21/03	03/23/03					25,812.50		
9666975AdjDM	02/21/03	02/21/03						12.50-	
Vendor Total:		25,800.00	.00	.00	.00	.00	25,812.50	12.50-	
Vendor: LaudyGr	Laudy Group LLC								
36302003JPT	06/30/03	07/30/03	267.74						EXPRESS MAIL
Vendor Total:		267.74	267.74	.00	.00	.00	.00	.00	
Vendor: MACHINE	MACHINE & WELDING SUPPLY COMPA								
554358	06/11/03	07/11/03	36.71						SUPPLIES
Vendor Total:		36.71	36.71	.00	.00	.00	.00	.00	
Vendor: McCrosso	McCrosson, Douglas								
35302003	06/30/03	06/30/03	23.90						INTERNET
Vendor Total:		23.90	23.90	.00	.00	.00	.00	.00	
Vendor: microtek	Microtek Laboratories Inc.								
.341	06/30/03	08/14/03	6,316.14						RAW MAT'L.
.342	06/30/03	08/14/03	7,071.50						
Vendor Total:		13,387.64	13,387.64	.00	.00	.00	.00	.00	
Vendor: OH	Oh, Jonathan								
06132003	06/13/03	06/13/03		626.97					SALES TRAVEL

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User: aggie

FRISBY TECHNOLOGIES INC.
Aged Payables Report
Aged as of: 06/30/03(By Due Date)

Page: 3
Date: 07/11/03
Time: 3:12 pm

Invoice	Date	Due Date		Future	Current	Over 30	Over 60	Over 90	Over 120	
Vendor Total:			626.57	.00	626.57	.00	.00	.00	.00	
Vendor: Ohio Ohio Child Support Payment Cen										
06272003	06/27/03	06/27/03			127.40					GARNISHMENT
Vendor Total:			127.40	.00	127.40	.00	.00	.00	.00	
Vendor: overnite Overnite										
735062985	06/12/03	06/12/03			207.24					FREIGHT
Vendor Total:			207.24	.00	207.24	.00	.00	.00	.00	
Vendor: PITNEY PITNEY BOWES INC.										
3524429MR3	03/13/03	04/12/03					731.40			POSTAGE METER LEASE
Vendor Total:			731.40	.00	.00	.00	731.40	.00	.00	
Vendor: ShenLife Shenandoah Life Insurance Co										
06232003	06/23/03	06/23/03			269.10					DENTAL INS.
Vendor Total:			269.10	.00	269.10	.00	.00	.00	.00	
Vendor: Stover,L Stover, Larry										
06272003	06/27/03	06/27/03			250.00					M+R
Vendor Total:			250.00	.00	250.00	.00	.00	.00	.00	
Vendor: UNITEDPA UNITED PARCEL SERVICE										
041003Dep.	04/10/03	04/10/03					250.00			FREIGHT
Vendor Total:			250.00	.00	.00	.00	250.00	.00	.00	
Vendor: VisibleG Visible Goth, LLC										
1002-18pos	01/20/03	01/30/03							388.80	RENT
Vendor Total:			388.80	.00	.00	.00	.00	.00	388.80	
Vendor: Womble Womble Caryle Sandridge & Rice										
1266632	06/18/03	06/18/03			929.00					LEGAL
Vendor Total:			929.00	.00	929.00	.00	.00	.00	.00	
Report Totals:			70,176.59	20,253.11	17,652.41	2,600.67	981.40	28,312.50	376.30

Frisby Technologies, Inc.
Consolidated Balance Sheet — Pro Forma
June 30, 2003
UNAUDITED

Cash — operating	$133,962
Cash — restricted	1,250,000
Accounts Receivable	460,102
Inventory	296,750
Prepaid & other current	18,332

Current assets	2,159,146

Fixed assets — net	68,144
Intangibles — net	401,872
Other assets	191,431

Total Assets	$2,820,593

DIP Financing	$—
Accounts payable	793,585
Accrued expenses	947,783
License fee payable	222,771

1,964,139
Credit facilities — net of discount	1,493,696

Current liabilities	3,457,835
Other liabilities	71,900
Common stock	8,897
Additional paid-in capital	23,659,001
Common stock warrants	940,836
Unearned stock compensation	(9,077)
Accumulated deficit	(25,308,799)

Total liabilities & stockholders’ equity	$2,820,593

Bank of America

A/C 375 551 6875
6/30/03

	PER BANK		PER BOOK

6/30/03 DIP	147,632.61	GL a/c # 01-1035-00

Balance Per Bank Stmt	147,632.61	Balance per G/L @ 6/30/03	133,704.51

Add:		Unposted deposits:
Deposits in Transit	18.25
		Unposted charges:
		Service charges	(258.69)

Total Dep. In Transit	18.25

Bank error - 6/13 deposit	0.50
Subtract:
Outstanding Checks
Ck #
1168	124.00
1188	1,269.38
1191	30.00
1207	73.50
1208	11,670.60
1209	610.00
1210	69.80
1212	59.77
1215	198.53
1216	99.96

Total OS Checks	14,205.54

Ending Balance	133,445.82	Ending Balance	133,445.82

Diff                    -

Bank of America

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

H

Account Number 3755516875
01 01 148 01 M0000 E# 57
Last Statement: 05/30/2003
This Statement: 06/30/2003

Customer Service
1-877-757-8233

FRISBY TECHNOLOGIES, INC.
DEBTOR-IN-POSSESSION 03-50158
OPERATING ACCOUNT
155 COMMERCE DRIVE
ADVANCE NC 27006

Page 1 of 4

Bankruptcy Case Number:0350158

CUSTOMER CONNECTION ECONOMY CHECKING

Account Summary Information

Statement Period 05/31/2003 - 06/30/2003		Statement Beginning Balance	368,521.98
Number of Deposits/Credits	7	Amount of Deposits/Credits	149,513.40
Number of Checks	57	Amount of Checks	132,975.52
Number of Other Debits	25	Amount of Other Debits	237,427.25
		Statement Ending Balance	147,632.61
Number of Enclosures	57		
		Service Charge	258.69

Deposits and Credits

Date Posted	Customer Reference	Amount	Description	Bank Reference
06/09		597.66	NC BANKING CENTER DEPOSIT	06100542328
06/10		46.68	ZREGS-Book Transfer : Client requested closure of account	02460000973
06/12		340.50	WIRE TYPE:WIRE IN DATE: 061203 TIME:0546 PT TRN:030612008386 FDREF/SEQ:0610623610001471/001471 ORIG:FREUDENBERG VLIESSTOFFE K ID:594716300 SND BK:BANKERS TRUST COMPANY ID:021001033 PMT DET: 1809658123 FEES DEDUCTED $15.00 IV.FRISBY FR.06/06	00370008386
06/13		4,337.00	NC BANKING CENTER DEPOSIT	06300532500
06/17		2,217.36	NC BANKING CENTER DEPOSIT	06300093879
06/18		141,948.40	WIRE TYPE:WIRE IN DATE: 061803 TIME:1150 CT TRN:030618028078 FDREF/SEQ:030618021420/000101 ORIG:SWANY AMERICA CORP ID:9384709721 SND BK:FLEET NATIONAL BANK OF BUFFAL ID:021300019 PMT DET:INV# 14534	00370028078
06/30		25.80	WIRE TYPE:BOOK IN DATE:063003 TIME:0730 CT TRN:030630011052 SENDERS REF:030630000910 ORIG:MONCLER SARL SND BK:NCX BANK OF AMERICA NORTH CAR ID:1078810998400 PMT DET:/RFB/OID03177T500018 INV NO 14388 FW026005092 /REC/RCVD VIA FED	00370011052

Withdrawals and Debits

Checks

Check Number	Amount	Date Posted	Bank Reference	Check Number	Amount	Date Posted	Bank Reference
	47.64	06/10	9130449454	1161	3,353.34	06/04	6500429569
	54.00	06/10	9130449457	1162	11,083.33	06/04	5620783339
1147	154.20	06/02	9030410161	1163	18.34	06/09	7030677635
1153*	366.01	06/04	9230109191	1164	61.20	06/12	9230131007
1154	965.00	06/03	6030054536	1165	750.00	06/19	9230639628
1155	12,572.00	06/03	6030054803	1166	12,508.28	06/10	6100048448
1156	69.80	06/06	6540796021	1167	95.58	06/10	6030392570
1157	525.00	06/05	8730376836	1169*	2,000.00	06/12	6300240436
1158	53.37	06/04	8730162016	1171*	3,000.00	06/19	5930324209
1159	2,175.36	06/03	8230399407	1172	254.80	06/10	9230869652
1160	2,000.00	06/03	6400595414	1173	105.90	06/17	9030767351

* Preceding checks are still outstanding or have been included in a previous statement

Bank of America

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

H

Account Number 3755516875
01 01 148 01 M0000 E# 57
Last Statement: 05/30/2003
This Statement: 06/30/2003

Customer Service
1-877-757-8233

FRISBY TECHNOLOGIES, INC.

Page 2 of 4

Bankruptcy Case Number:0350158

CUSTOMER CONNECTION ECONOMY CHECKING

Withdrawals and Debits

Checks - Continued

Check Number	Amount	Date Posted	Bank Reference	Check Number	Amount	Date Posted	Bank Reference
1174	1,953.13	06/13	8230604042	1194	366.01	06/24	9230393842
1175	100.00	06/17	6400287147	1195	11,644.00	06/25	6430220571
1176	5.83	06/13	8230607468	1196	1,863.00	06/25	6200005568
1177	1,945.73	06/06	6300063182	1197	71.66	06/23	6300047533
1178	81.43	06/12	9230128935	1198	503.81	06/23	6300013793
1179	70.91	06/09	8730005433	1199	258.88	06/25	6030849735
1180	20.00	06/16	9030898428	1200	2,000.00	06/23	6300047749
1181	300.39	06/16	8230153368	1201	41.26	06/26	9130381779
1182	1,597.33	06/17	6600853544	1202	75.00	06/25	6030849194
1183	10,844.00	06/18	5930151418	1203	114.00	06/24	6400048372
1184	33,496.84	06/17	9230436485	1204	254.80	06/26	7030003202
1185	2,000.00	06/17	6300180577	1205	52.86	06/26	9230716540
1186	175.00	06/18	9330700456	1206	28.80	06/19	6300758740
1187	50.00	06/25	6200004346	1211*	575.00	06/30	9230707844
1189*	326.85	06/17	8230233678	1213*	311.39	06/27	6300442949
1190	3,600.00	06/20	9030445774	1214	2,000.00	06/30	9030135833
1192*	93.26	06/26	9230385946	1217*	711.29	06/30	6400742359
1193	3,229.91	06/25	9230767932				

Other Debits

Date Posted	Customer Reference	Amount	Description	Bank Reference
06/02		201,833.36	Wire Out-international WIRE TYPE:INTL OUT DATE:060203 TIME:1500 CT TRN:030602062540 BNF:DAMAD HOLDING AG ID:662981-22 BNF BK:CREDIT SU ISSE (FIRST BO ID:CRESCHZZ63A PMT DET:DIP PAYOFF W ITH $1,833.36 INTEREST	00370062540
06/02	1	40.00	MANUAL INTL WIRE OUTGOING	09980200040
06/05		5,027.19	WIRE TYPE:WIRE OUT DATE:060503 TIME:0805 CT TRN:030605010406 FDREF/SEQ:030605010406/000531 BNF:ADP PAYROLL TAX DEPOSIT CU ID:00153170 BNF BK: BANKERS TRUST COMPANY ID:021001033 PMT DET:0605470 521002009PLEASE QUOTE THE RFB FIELD IN YOUR RESPON	00370010406
06/05		8,477.26	WIRE TYPE:WIRE OUT DATE:060503 TIME:0805 CT TRN:030605010410 FDREF/SEQ:030605010410/000532 BNF:ADP PAYROLL TAX DEPOSIT CU ID:00153170 BNF BK: BANKERS TRUST COMPANY ID:021001033 PMT DET:0605470 522002012PLEASE QUOTE THE RFB FIELD IN YOUR RESPON	00370010410
06/05	1	10.00	WIRE OUT-DRAWDOWN RESPONSE	09980200028
06/05	1	10.00	WIRE OUT-DRAWDOWN RESPONSE	09980200029
06/09		342.88	Wire Out-international WIRE TYPE:INTL OUT DATE:060903 TIME:1404 CT TRN:030609042864 BNF:WANG JANG CHANG ID:235132602888 BNF BK:HANG SE NG BANK LIMITED ID:HASEHKHH PMT DET:INV#F030401-01	00370042864

* Preceding checks are still outstanding or have been included in a previous statement

H

Bank of America

CUSTOMER CONNECTION
BANK OF AMERICA, N.A.
DALLAS, TEXAS 75283-2406

Account Number 3755516875
01 01 148 01 M0000 E# 57
Last Statement: 05/30/2003
This Statement: 06/30/2003

[redacted]

Customer Service
1-877-757-8233

FRISBY TECHNOLOGIES, INC.

[redacted]

Page 3 of 4

Bankruptcy Case Number:0350158

CUSTOMER CONNECTION ECONOMY CHECKING

Other Debits - Continued

Date Posted	Customer Reference	Amount	Description	Bank Reference
06/09	1	40.00	MANUAL INTL WIRE OUTGOING	0998020000
06/12	1	5.00	WIRE ADVICE FAX	0998020000
06/12	1	10.00	INCOMING DOMESTIC WIRE	0998020000
06/17		1,416.96	WIRE TYPE:WIRE OUT DATE:061703 TIME:1011 CT TRN:030617016701 FDREF/SEQ:030617016701/000824 BNF:TPA000107 ID:2700000017 BNF BK:MATRIX CAPITAL BANK ID:312270418 PMT DET:REF:FRISBY TECHNOLOGIES RETIREMENT PLAN	0037001670
06/17		4,266.00	Wire Out-international WIRE TYPE:INTL OUT DATE:061703 TIME:1009 CT TRN:030617016614 BNF:FREUDENBERG VLIESSTOFFE KG ID:5947163 BNF BK:D EUTSCHE BANK AG ID:DEUTDESM PMT DET:REF:INV#110031 06, 11003107	0037001661
06/17	1	12.00	MANUAL WIRE OUT - DOM	0998020000
06/17	1	40.00	MANUAL INTL WIRE OUTGOING	0998020000
06/18		8,348.54	WIRE TYPE:WIRE OUT DATE:061803 TIME:0804 CT TRN:030618009535 FDREF/SEQ:030618009535/000397 BNF:ADP PAYROLL TAX DEPOSIT CU ID:00153170 BNF BK: BANKERS TRUST COMPANY ID:021001033 PMT DET:0618231 970002105PLEASE QUOTE THE RFB FIELD IN YOUR RESPON	0037000953
06/18	1	5.00	WIRE ADVICE FAX	0998020000
06/18	1	10.00	WIRE OUT-DRAWDOWN RESPONSE	0998020000
06/18	1	10.00	INCOMING DOMESTIC WIRE	0998020000
06/19		2,844.00	Wire Out-international WIRE TYPE:INTL OUT DATE:061903 TIME:1449 CT TRN:030619053104 BNF:FREUDENBERG VLIESSTOFFE KG ID:5947163 BNF BK:D EUTSCHE BANK AG ID:DEUTDESM PMT DET:INV. 11003119	0037005310
06/19		4,612.37	WIRE TYPE:WIRE OUT DATE:061903 TIME:0807 CT TRN:030619010192 FDREF/SEQ:030619010192/000520 BNF:ADP PAYROLL TAX DEPOSIT CU ID:00153170 BNF BK: BANKERS TRUST COMPANY ID:021001033 PMT DET:0619280 853001844PLEASE QUOTE THE RFB FIELD IN YOUR RESPON	0037001019
06/19	1	10.00	WIRE OUT-DRAWDOWN RESPONSE	0998020000
06/19	1	40.00	MANUAL INTL WIRE OUTGOING	0998020000
06/30		1.69	Service Charge	
06/30	1	5.00	WIRE ADVICE FAX	0998020000
06/30	1	10.00	BOOK CREDIT	0998020000

Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
05/30	368,521.98	50,682.96	06/09	117,986.56	117,388.90
06/02	166,494.42	147,424.08	06/10	105,072.94	104,990.09
06/03	148,782.06	148,782.06	06/11	105,072.94	105,022.94
06/04	133,926.81	133,926.81	06/12	103,255.81	103,252.81
06/05	119,876.56	119,876.56	06/13	105,633.85	101,296.35
06/06	117,861.03	117,861.03	06/16	105,313.46	100,975.96